Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	March 17, 2020
Kansas Lottery Suspends Gaming Operations At All State-Owned and Operated Casinos

OLATHE, KANSAS, March 17, 2020, - Butler National Corporation (OTCQB: BUKS) a recognized provider of professional management services in the gaming industry, announces the suspension of operations at the Booth Hill Casino in Dodge City, Kansas. BHCMC, LLC manages the Boot Hill Casino in Dodge City, Kansas under a management contract with the Kansas Lottery. The gaming operations at the Boot Hill Casino are owned and operated by the State of Kansas through the Kansas Lottery. In accordance with that state ownership and operation, the Kansas Lottery has invoked its power to order a suspension of gaming operations at all state-owned and operated casinos in Kansas, including the Boot Hill Casino & Resort. The operations shall be suspended until March 30, 2020, or such further date that the Lottery should determine after consultation with the Governor of Kansas and other state agencies.

BHCMC, LLC is fully complying with the Lottery order and shall temporarily close the Boot Hill Casino to the public effective 5:00 a.m. on March 18, 2020.

Should any questions arise concerning the operations of Boot Hill Casino, visit the Boot Hill Casino website, www.boothillcasino.com or in an emergency contact the Boot Hill Security Department at 620-682-7777.

Our Business:
Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace Products segment includes the manufacture, sale and service of electronic equipment and systems and technologies to enhance and support products related to aircraft. Additionally, we also operate several Federal Aviation Administration (the "FAA") Repair Stations. Companies in Aerospace Products concentrate on Learjets, Beechcraft King Air, Cessna turbine engine, Cessna multi-engine piston and Dassault Falcon 20 aircraft. Specifically, the design, distribution and support for products for older aircraft, or “Classic” aircraft are areas of focus for companies in Aerospace Products. Services include temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

Statements made in this report, other reports and proxy statements filed with the Securities and Exchange Commission, communications to stockholders, press releases, and oral statements made by representatives of the Company that are not historical in nature, or that state the Company or management intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in Item 1A of the Company’s Annual Report on Form 10-K, incorporated herein by reference. Risk Factors and elsewhere herein or in other reports filed with the SEC. Other unforeseen factors not identified herein could also have such an effect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

FOR MORE INFORMATION, CONTACT:
David Drewitz, Public Relations david@creativeoptionscommunications.com www.creativeoptionscommunications.com Butler National Corporation Investor Relations	Ph (972) 814-5723 Ph (913) 780-9595

THE WORLDWIDE WEB:
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